UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): December 15, 2006

SLM Student Loan Trust 2003-11

(Exact name of issuer as specified in its charter)

DELAWARE	333-104887/ 333-104887-05	61-1466416
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

c/o Chase Bank USA, National Association

Christiana Center/OPS4

500 Stanton Christiana Road

Newark, Delaware 19713

(Address of issuer’s principal executive offices)

Issuer’s telephone number including are code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 3

Item 8.01                         OTHER EVENTS.

On December 15, 2006, the SLM Student Loan Trust 2003-11 Class A-5 Reset Rate Notes were successfully remarketed. The terms of the remarketing are attached as an exhibit to this current report.

Item 9.01	Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

	99.1	Tables showing SLM Student Loan Trust 2003-11 Remarketing Terms Summary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2003-11 BY: SALLIE MAE, INC., in its capacity as administrator of the Trust

	By:	/s/ MARK W. DALY
	Name:	Mark W. Daly
Date: December 15, 2006	Title:	Vice President

2

SLM STUDENT LOAN TRUST 2003-11

Form 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit Number	Description

99.1	Tables showing SLM Student Loan Trust 2003-11 Remarketing Terms Summary

3